UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2018

SKYLINE CHAMPION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Indiana	001-4714	35-1038277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 743, 2520 By-Pass Road

Elkhart, IN 46515

(Address of Principal Executive Offices) (Zip Code)

(574) 294-6521

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Skyline Champion Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 26, 2018. At the Annual Meeting, the Company’s shareholders approved the Company’s 2018 Equity Incentive Plan (the “Equity Plan”), as described further in Item 5.07 below.

A brief description of the terms and conditions of the Equity Plan is set forth under the heading “Proposal No. 3 – 2018 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 5, 2018, which description is incorporated herein by reference. The description of the Equity Plan is qualified in its entirety by reference to the full text of the Equity Plan, a copy of which is filed hereto as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the following matters:

Proposal 1: Shareholders elected each nominee for director, each to serve until the next annual meeting of shareholders or until his successor is duly elected and qualified:

Name	For	Withheld	Broker Non-Votes
Keith Anderson	44,650,257	3,072,447	0
Timothy Bernlohr	47,264,824	457,880	0
Michael Bevacqua	43,418,251	4,304,453	0
John C. Firth	47,207,621	515,083	0
Richard W. Florea	42,684,261	5,038,443	0
Michael Kaufman	43,416,127	4,306,577	0
Daniel R. Osnoss	43,417,951	4,304,753	0
Gary E. Robinette	47,628,884	93,820	0

Proposal 2: Shareholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers for fiscal year 2018, as disclosed under the heading “Executive Compensation” in the Company’s 2018 proxy statement:

For	Against	Abstaining	Broker Non-Votes
47,183,164	326,920	212,620	0

Proposal 3: Shareholders approved the Equity Plan:

For	Against	Abstaining	Broker Non-Votes
45,193,503	2,319,711	209,490	0

Proposal 4: Shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 30, 2019:

For	Against	Abstaining
47,461,129	2,275	259,300

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Skyline Champion Corporation 2018 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYLINE CHAMPION CORPORATION

By:	/s/ Roger K. Scholten
Roger K. Scholten
Senior Vice President, General Counsel and Secretary

Date: September 27, 2018